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                                                                Exhibit 10.37(a)

                            EMPLOYEE OPTION AGREEMENT

EMPLOYEE OPTION AGREEMENT, dated as of the Grant Date, by and between the Optionee and Hexcel Corporation (the "Corporation").

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS, the Corporation has adopted the Hexcel Corporation Incentive Stock Plan (the "Plan"); and

WHEREAS, the Corporation and the Optionee have entered into an employment agreement dated as of July 30, 2001 (the "Employment Agreement"); and

WHEREAS, the Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board") has determined that it is desirable and in the best interest of the Corporation to grant to the Optionee a stock option as an incentive for the Optionee to advance the interests of the Corporation.

NOW, THEREFORE, the parties agree as follows:

1. NOTICE OF GRANT; INCORPORATION OF PLAN. A Notice of Grant is attached hereto as Annex A and incorporated by reference herein. Unless otherwise provided herein, capitalized terms used herein and defined in such Notice of Grant shall have the meanings ascribed to them in the Notice of Grant and capitalized terms used herein (and in the Notice of Grant) and defined in the Plan shall have the meanings ascribed to them in the Plan. Sections II, IV, and IX (other than Section IX(b)) - XIV of the Plan are incorporated by reference and made a part of this Employee Option Agreement, and this Employee Option Agreement shall be subject to the terms of such Sections of the Plan, as such Sections of the Plan may be amended from time to time (provided that any such amendment of the Plan must be made in accordance with Section X of the Plan) as if the Option granted herein constituted an Award within the meaning of the Plan. Notwithstanding the foregoing, this Option is not granted under the Plan.

2. GRANT OF OPTION. Subject to the terms and conditions set forth herein and therein, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of the Option Shares of the Corporation's Common Stock, which Option is not intended to qualify as an incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3. PURCHASE PRICE. The purchase price per share of the Option Shares shall be the Purchase Price.


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4.       TERM OF OPTION.

         (a) EXPIRATION DATE; TERM. Subject to Section 4(c) below, the Option shall expire on, and shall no longer be exercisable following, the tenth anniversary of the Grant Date. The ten-year period from the Grant Date to its tenth anniversary shall constitute the "Term" of the Option.

         (b) VESTING PERIOD; EXERCISABILITY. Subject to Section 4(c) below, the Option shall vest and become exercisable at the rate of one sixteenth (1/16) of the Option Shares at the end of each of the first sixteen (16) three-calendar-month periods following the Grant Date.

         (c)      TERMINATION OF EMPLOYMENT; CHANGE IN CONTROL.

                  (i) For purposes of the grant hereunder, any transfer of employment by the Optionee among the Corporation and its Subsidiaries shall not be considered a termination of employment. If the Optionee's employment with the Corporation is terminated for Cause (as defined in the Employment Agreement), the Option, whether or not then vested, shall be automatically terminated as of the date of such termination of employment. If the Optionee terminates his employment with the Corporation other than for Good Reason (as defined in the Employment Agreement), the Option (to the extent then vested) may be exercised at any time within (A) ninety (90) days after such termination if such termination occurs prior to the fifth anniversary of the Grant Date or
                           (B) three (3) years after such termination if such termination occurs on or after the fifth anniversary of the Grant Date (but, in either case, not beyond the Term of the Option). The Option, to the extent not then vested, shall immediately expire upon such termination of employment. Except as provided in
                           Section 4(c)(ii) below, if the Optionee's employment with the Corporation is terminated for any reason other than (A) by the Company for Cause or (B) by the Optionee other than for Good Reason, the Option (to the extent then vested) may be exercised at any time within one (1) year after such termination (but not beyond the Term of the Option). The Option, to the extent not then vested, shall immediately expire upon such termination of employment.

                  (ii) In the event of a Change in Control (as defined in the Employment Agreement), the Option shall immediately become fully vested and exercisable and remain exercisable for its originally scheduled term, provided that if the Optionee's employment is terminated, the post-termination periods of exercisability set forth in Section 4(c)(i) hereof shall apply, except that the post-termination period of exercisability shall be extended and the Option shall remain exercisable for a period of three (3) years from the date of such termination of employment, if, within two (2) years after a Change in Control, (A) the Optionee's employment is


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                           terminated by the Company other than by reason of
                           Cause, Disability (as defined in the Employment Agreement) or death or (B) the Optionee terminates the Optionee's employment for Good Reason.

5.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

         (a) The aggregate number of Option Shares and the Purchase Price shall be appropriately adjusted by the Committee for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure. The Committee shall also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent reasonably necessary or desirable to preserve the intended benefits under this Employee Option Agreement in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction involving the Corporation.

         (b) Any adjustment under this Section 5 in the number of Option Shares and the Purchase Price shall apply to only the unexercised portion of the Option. If fractions of a share would result from any such adjustment, the adjustment shall be rounded down to the nearest whole number of shares.

6.       METHOD OF EXERCISING OPTION AND WITHHOLDING.

         (a) The Option shall be exercised by the delivery by the Optionee to the Corporation at its principal office (or at such other address as may be established by the Committee) of written notice of the number of Option Shares with respect to which the Option is exercised, accompanied by payment in full of the aggregate Purchase Price for such Option Shares. Payment for such Option Shares shall be made (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, or by money transfers or direct account debits to an account designated by the Corporation; (ii) through the delivery of shares of Common Stock with a Fair Market Value equal to the total payment due from the Optionee;
                  (iii) pursuant to a "cashless exercise" program if such a program is established by the Corporation; or (iv) by any combination of the methods described in (i) through (iii) above.

         (b) The Corporation's obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the payment by the Optionee of applicable federal, state and local withholding tax, if any. The Corporation shall, to the extent permitted by law, have


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                  the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state or local taxes required to be withheld with respect to such payment.

7. TRANSFER. Except as provided in this Section 7, the Option is not transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the Optionee's lifetime only by the Optionee. Any attempt to transfer the Option in contravention of this Section 7 shall be void AB INITIO. The Option shall not be subject to execution, attachment or other process. Notwithstanding the foregoing, the Optionee shall be permitted to transfer the Option to members of his or her immediate family (I.E., children, grandchildren or spouse), trusts for the benefit of such family members, and partnerships whose only partners are such family members; provided, however, that no consideration can be paid for the transfer of the Option and the transferee of the Option shall be subject to all conditions applicable to the Option prior to its transfer.

8. NO RIGHTS IN OPTION SHARES. The Optionee shall have none of the rights of a stockholder with respect to the Option Shares unless and until shares of Common Stock are issued upon exercise of the Option.

9. NO RIGHT TO EMPLOYMENT. Nothing contained herein shall be deemed to confer upon the Optionee any right of continued employment for any period by the Corporation.

10. GOVERNING LAW/JURISDICTION. This Employee Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

11. RESOLUTION OF DISPUTES. Any disputes arising under or in connection with this Employee Option Agreement shall be resolved by binding arbitration in accordance with the provisions of Section 17 of the Employment Agreement, including the provisions for advancement of legal fees of the Optionee.

12. NOTICES. Any notice required or permitted under this Employee Option Agreement shall be given as provided in Section 13 of the Employment Agreement.

13. FAILURE TO ENFORCE NOT A WAIVER. The failure of either party hereto to enforce at any time any provision of this Employee Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

14. COUNTERPARTS. This Employee Option Agreement may be executed in two or more counterparts, each of which shall be an original but all of which together shall represent one and the same agreement.

15. MISCELLANEOUS. This Employee Option Agreement may be amended, modified or changed only by a written instrument executed by the Optionee and the Corporation. No provision of this Employee Option Agreement may be waived except by a writing executed and delivered by the party sought to be charged. Any such written waiver will be effective only with respect to the event or circumstance described therein


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and not with respect to any other event or circumstance, unless such waiver expressly provides to the contrary. This Employee Option Agreement, including the provisions of the Plan incorporated herein by reference, and the Employment Agreement contain the entire agreement between the parties relating to the subject matter hereof. The section headings herein are intended for reference only and shall not affect the interpretation hereof.

16.      ADDITIONAL COVENANTS.

         (a) The Corporation shall at all times reserve, out of its authorized and unissued shares, a number of shares sufficient to provide for the exercise in full of the Option. All shares issued upon exercise of the Option shall be duly authorized and, when issued upon such exercise, shall be (i) validly issued, fully paid and non-assessable, (ii) registered for purchase by the Optionee from the Corporation under Federal and state securities laws and shall remain registered until the Option has been exercised in full or been terminated and
                  (iii) listed, or otherwise qualified, for trading in the United States on each national securities exchange or national securities market system on which the Common Stock is listed or qualified.

         (b) The Corporation represents and warrants that (i) it is fully authorized by its Board or the Committee (and by any person or body whose action is required) to enter into this Employee Option Agreement and to perform its obligations under it, (ii) the execution, delivery and performance of this Employee Option Agreement by the Corporation does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document of the Corporation or any agreement among holders of its shares and
                  (iii) upon execution and delivery of this Employee Option Agreement by the Corporation and the Optionee, this Employee Option Agreement shall be the valid and binding obligation of the Corporation, enforceable in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by the inapplicability of equitable remedies in certain circumstances.

         (c) This Stock Option Agreement shall inure to the benefit of and be binding upon the Corporation and its successors. It shall not be assignable except in connection with the sale or other disposition of all or substantially all of the assets or business of the Corporation, whether by merger, consolidation or otherwise.


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                                     ANNEX A

                                 NOTICE OF GRANT
                              EMPLOYEE STOCK OPTION

         The following employee of Hexcel Corporation, a Delaware corporation ("Hexcel"), or a Subsidiary, has been granted an option to purchase shares of the Common Stock of Hexcel, $.01 par value, in accordance with the terms of this Notice of Grant and the Employee Option Agreement to which this Notice of Grant is attached.

         The following is a summary of the principal terms of the option which has been granted. The terms below shall have the meanings ascribed to them below when used in the Employee Option Agreement.

Optionee                                                       David E. Berges
-------------------------------------------------------------  -----------------------------------------------------
Address of Optionee                                            c/o Hexcel Corporation
-------------------------------------------------------------  -----------------------------------------------------
Employee Number

-------------------------------------------------------------  -----------------------------------------------------
Employee ID Number

-------------------------------------------------------------  -----------------------------------------------------
Foreign Sub Plan, if applicable

-------------------------------------------------------------  -----------------------------------------------------
Grant Date                                                     July 30, 2001
-------------------------------------------------------------  -----------------------------------------------------
Purchase Price                                                 the greater of (1) $10.50 and (2) the Fair
                                                               Market Value of a share of Common
                                                               Stock on the Grant Date
-------------------------------------------------------------  -----------------------------------------------------
Aggregate Number of Shares                                     550,000
Granted (the "Option Shares")
-------------------------------------------------------------  -----------------------------------------------------

-------------------------------------------------------------  -----------------------------------------------------


         IN WITNESS WHEREOF, the parties hereby agree to the terms of this Notice of Grant and the Employee Option Agreement to which this Notice of Grant is attached and execute this Notice of Grant and Employee Option Agreement as of the Grant Date.

 /s/ David E. Berges                      HEXCEL CORPORATION
--------------------------------
David E. Berges

                                          By: /s/ Ira J. Krakower
                                             -----------------------------------
                                             Ira J. Krakower
                                             Sr. Vice President




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